SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) DECEMBER 1, 2000
                                                      ----------------

                                  MONEYZONE.COM
                                  --------------
            (Exact name of registrant as specified in its charter)


     Nevada                       0-25022                        72-1148906
----------------               -------------                 -------------------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
  formation)


              8701 Red Oak Blvd., Suite 100, Charlotte, NC 28217
              --------------------------------------------------
             (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code (704) 522-1410
                                                         --------------


        -------------------------------------------------------------
        (Former name or former address, if changes since last report)

ITEM 5.    OTHER EVENTS

      MoneyZone.com (the "Company") announced on December 1, 2000 that it is exploring a range of strategic alternatives to enhance shareholder value, including the possible sale or merger of the Company.

      The Company has recently reduced its operating expenses and has adequate cash reserves and significant assets including its financial services businesses, branded domain names, proprietary loan software, and highly trafficked websites.

      MoneyZone.com has had a steady increase in the quantity and quality of its debt and equity applications since the Company's website was launched in January 2000. Management believes that a partnership with a financial services firm would enhance the Company's capabilities and customer service.

      The Company said there is no assurance that any transaction will be completed. The Company also stated that it would have no further public comment on this subject until it has fully explored its alternatives.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.
      --------

      (1) Press Release of the Company dated December 1, 2000.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                  MONEYZONE.COM

                               By: /s/ RANDALL F. GREENE
                                   ------------------------
                                   Randall F. Greene
                                   Chief Executive Officer

Dated:    December 7, 2000

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


MoneyZone.com
Press Release
December 1, 2000

                              FOR IMMEDIATE RELEASE

                 MONEYZONE.COM TO EXPLORE STRATEGIC ALTERNATIVES

Charlotte, December 1, 2000---MoneyZone.com (OTCBB: MNZN)

MoneyZone.com announced today that it is exploring a range of strategic alternatives to enhance shareholder value, including the possible sale or merger of the Company.

The Company has recently reduced its operating expenses and has adequate cash reserves and significant assets including its financial services businesses, branded domain names, proprietary loan software, and highly trafficked websites.

MoneyZone.com has had a steady increase in the quantity and quality of its debt and equity applications since the Company's website was launched in January 2000. Management believes that a partnership with a financial services firm would enhance the Company's capabilities and customer service.

The Company said there is no assurance that any transaction will be completed. The Company also stated that it would have no further public comment on this subject until it has fully explored its alternatives.

For Additional Information Contact:

Randall F. Greene
President and CEO
MoneyZone.com
704.522.1410

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